UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 3, 2000

                                 Medix Resources, Inc.
                (Exact name of registrant as specified in its charter)

              Colorado               0-24768               84-1123311
   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)

              7100 E. Belleview Avenue, Englewood, CO          80111
              (Address of principal executive offices)      (Zip Code)

         Registrant's telephone number, including area code: (303) 741-2045

                                      None
         (Former name or former address, if changes since last report)

Item 5. Other Events. Press release announcing fourth quarter and year end ---------------------- results.


Exhibits

Exhibit 99.1 - Press release dated April 3, 2000 announcing fourth quarter and year end results

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           MEDIX RESOURCES, INC.

Date: April 6, 2000                                        By:/s/ David Kinsella
                                                        Secretary and Controller